13. SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
13. SUBSEQUENT EVENTS

On October 1, 2013 the Company entered into a building lease for approximately 4,232 square feet of office space located in Cambridge, MA. The Company is responsible for approximately $216,000 annual base rent plus rent escalations, common area maintenance, insurance, and real estate taxes, under a lease agreement expiring in September 2016.

On October 8, 2013, the Company amended its lease agreement for its principal office located in New York City. The Company expanded its principal office and is responsible for additional rent of approximately $225,000 annual base rent plus rent escalations, common area maintenance, insurance, and real estate taxes, under a lease agreement expiring in September 2016.

Research Agreement

Effective October 1, 2013, the Company signed a SRA with St. Jude. The Company is responsible for a total of $780,674 payable in four equal installments on October 19, 2013, March 19, 2014, September 19, 2014, and March 19, 2015. Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of the agreement, the SRA shall be in full force and effect for a period of two (2) years and shall expire on October 1, 2015. The term may be extended by written agreement between the parties.

Settlement Payments

In October 2013, the Company paid $1,655,000 in cash and 5,000 shares of common stock valued at $36,400 to settle agreements on behalf of a related party. Upon payment, the Company and the related party entered into promissory notes whereby the related party agreed to pay the Company the principal amount of $1,691,400 plus interest at an annualized rate of 5% as reimbursement of payments that the Company made to settle a portion of the agreements.

The Company applied the accounting guidance provided in ASU 2013-04. The guidance in this update is effective for fiscal years beginning after December 15, 2013 with early adoption permitted. The guidance in this update requires companies to measure obligations resulting from joint and several liability arrangements as the sum of the amount that the entity has a) contractually agreed to pay, and b) any additional amounts that the entity expects to pay on behalf of its co-obligors. The Company has recorded the full amount of the settlements as a charge to its operations due to uncertainty as to whether the related party will have sufficient liquidity to repay the Company or fund the indemnification agreements should it become necessary. Any amounts that the Company may recover under the note due from the related party or under the terms of the indemnification agreement, if in fact any amounts are recovered at all, would be characterized as a capital contribution at the date such payments are received.

Additional Events Subsequent to November 13, 2013 (unaudited)

On December 1, 2013, the Company entered into a lease for approximately 2,500 square feet of office space located in Carlsbad, CA that expires in February, 2017. The Company is responsible for approximately $70,500 of annual base rent plus rent escalations, common area maintenance, insurance, and real estate taxes.

Director Compensation

On December 6, 2013, the Company’s board of directors established a compensation policy for the Company’s non-employee directors pursuant to which each non-employee director shall receive $100,000 annually, which amount shall be comprised of not more than $25,000 in cash, with the remainder paid in the form of options to purchase shares of the Company’s common stock.  Each non-employee director may, at his discretion, determine to receive less than $25,000 annually in the form of cash, in which case such amount will be paid to such director in the form of options to purchase additional shares of the Company’s common stock. In accordance with such policy, in December 2013, the Company issued options to purchase 51,000 shares of common stock to four non-employee directors. Such options vest immediately and are exercisable over a ten year period at an exercise price of $8.70 per share.

Stock Options

On December 6, 2013, the Company’s board of directors approved the grant of options to purchase an aggregate of 330,000 shares of the Company’s common stock to six employees. Such options vest quarterly over the three year period from the grant date and are exercisable over a ten year period at an exercise price of $8.70 per share.

Novartis License

On December 12, 2013, the Company entered into an agreement with Novartis and Novartis AG pursuant to which Novartis and Novartis AG agreed to grant the Company an exclusive, perpetual, and royalty-bearing license for the manufacture, development and commercialization of Syntocinon and related intranasal products in the United States. Under the license, Novartis and Novartis AG are obligated to transfer to the Company certain information that is necessary for or related to the development or commercialization of Syntocinon. The Company is responsible for conducting research and preclinical, clinical and other development of Syntocinon at its expense, and must use commercially reasonably efforts to develop Syntocinon in the United States.

As consideration for the license, the Company paid to Novartis and Novartis AG a $5 million upfront fee and is required to make substantial payments upon the achievement of certain milestones. Should the Company commercialize Syntocinon, it will be obligated to pay Novartis and Novartis AG a 20% royalty on net sales of such products. The Company also required to pay annual maintenance fees to Novartis and Novartis AG.

The license agreement contains other customary clauses and terms as are common in similar agreements in the industry.  The license agreement will continue in perpetuity unless terminated by the Company or by Novartis and Novartis AG.

The Company is currently evaluating the accounting treatment to determine whether the upfront and future payments should be treated as a capitalized asset or as research and development expense.

Central Nervous System License

On December 12, 2013, the Company entered into an agreement “Weg License Agreement,” with Stuart Weg, MD, pursuant to which Dr. Weg agreed to grant the Company an exclusive worldwide license for the manufacture, development and distribution of products to be developed for the treatment of central nervous system disorders. As consideration for the license, the Company is required to pay Dr. Weg an upfront fee, which amount included a $250,000 payment prior to the execution of the Weg License Agreement, as well as certain maintenance and sublicensing fees. The Company is also obligated to pay Dr. Weg certain royalties on sales of FDA-approved products.

The Weg License Agreement contains other customary clauses and terms as are common in similar agreements in the industry.

The Weg License Agreement will continue in perpetuity unless terminated by the Company or by Dr. Weg. The Company may terminate the agreement at any time by giving written notice to Dr. Weg. Dr. Weg may terminate the agreement due to the Company’s uncured material breach of the agreement.

The Company is currently evaluating the accounting treatment to determine whether the upfront and future payments should be treated as a capitalized asset or as research and development expense.

UCSD Sponsored Research Agreement

On December 12, 2013, the Company entered into an agreement with The Regents of the University of California, on behalf of its San Diego Campus (“UCSD”), pursuant to which UCSD will undertake research projects related to a study on oxytocin. As consideration for the research program, the Company is obligated to pay an aggregate of approximately $1.6 million in fees to UCSD on a specified timeline, of which $0 has been paid as of the date hereof. This agreement will continue until completion of the projects, unless earlier terminated by either party (i) due to a material uncured breach of such agreement by the other party or (ii) for any reason by giving written notice to the other party.

Acquisition of Kyalin Biosciences

On December 12, 2013, the Company announced its intention to acquire all of the issued and outstanding shares of Kyalin Biosciences, Inc. (“Kyalin”) in a transaction that is expected to close by December 31, 2013 and in connection therewith, the Company hired Srinivas Rao, M.D., Ph.D., the Founder and President of Kyalin.

Withdrawal of Transcept Proposal

On December 16, 2013, the Company announced that it had withdrawn its proposal to acquire all of the issued and outstanding shares of common stock of Transcept Pharmaceuticals, Inc. (“Transcept”). The Company no longer owns any shares of Transcept’s common stock.

Shkreli Employment Agreement

On December 16, 2013, the Company entered into an employment agreement (the “Shkreli Employment Agreement”) with Martin Shkreli, pursuant to which Mr. Shkreli will continue to serve as the Company’s Chief Executive Officer.

In accordance with the terms of the Shkreli Employment Agreement, Mr. Shkreli will be paid (i) a base salary in the amount of $300,000 (subject to adjustments at the discretion of the Company’s board of directors after each anniversary of the Effective Date), and (ii) at the sole discretion of the board, an annual bonus award based upon specific goals and performance metrics. Mr. Shkreli will also be awarded options to purchase One Million Eighty Thousand (1,080,000) shares of restricted common stock of the Company, a pro rata portion of which will vest quarterly during the 3 years following the Effective Date. In the event of a change of control of the Company, all of Mr. Shkreli’s unvested options shall immediately vest.

The Shkreli Employment Agreement contemplates that Mr. Shkreli’s employment will be for a three-year term and may be automatically extended for successive three-year periods unless (i) Mr. Shkreli gives notice of non-extension to the Company no later than one hundred eighty (180) days prior to the expiration of the Agreement or (ii) Mr. Shkreli is terminated.

In the event Mr. Shkreli’s employment is terminated by Mr. Shkreli for good reason (as such term is defined in the Shkreli Employment Agreement), then Mr. Shkreli will be entitled to continue to receive his annual base salary, any unpaid bonus and health insurance coverage on the same terms as made available to the Company’s employees for a period of twelve (12) months following such termination. If Mr. Shkreli’s employment is terminated other than for good reason, Mr. Shrekli will forfeit any unvested stock options that he received and will not be entitled to severance or any additional payments.

If Mr. Shkreli’s employment is terminated for cause (as such term is defined in the Shkreli employment Agreement) then Mr. Shkreli will not be entitled to any further payments of any kind, except for payment of base salary plus reimbursement of certain expenses.

In the event that Mr. Shkreli is no longer employed by the Company, any options that have not vested prior to the date of termination will be immediately cancelled and not subject to further vesting.

In January 2013, Desert Gateway Inc. sold an aggregate of 272,221 shares of common stock in certain private placement transactions, for an aggregate purchase price of $816,664 in cash.  The issuance of such shares of common stock was not registered under the Securities Act as such issuance was exempt from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

On February 14, 2013, Desert Gateway Inc. closed a private placement of 3,045,929 shares of Desert Gateway Inc. common stock, at a purchase price of $3.00 per share, or $9,137,787 in the aggregate, and Warrants to purchase up to an aggregate of 1,522,969 shares of common stock with an exercise price of $3.60 per such share underlying any Warrant.  The issuance of the shares of common stock in such private placement was not registered under the Securities Act as such issuance was exempt from registration under Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

The Company concurrently entered into a registration payment arrangement requiring it to file a Form S-1 with the Securities and Exchange Commission within 30 days of the closing date of this transaction and cause it to be declared effective by no later than 90 days of the closing date of this transaction. The registration payment arrangement provided for the Company to pay liquidated damages in the amount of 2% of the proceeds received in this transaction per month for each month that the Company is not in compliance with this requirement, not to exceed 10% in the aggregate. The Company determined that it was probable that it would not be in a position to comply with these requirements and therefore allocated approximately $360,000 of the proceeds received in this transaction to a registration payment obligation.

Effective May 13, 2013, the Company entered into an employment agreement with Horacio Plotkin, M.D. (the “Plotkin Employment Agreement”) pursuant to which Dr. Plotkin was appointed as Chief Medical Officer of the Company.

In accordance with the terms of the Plotkin Employment Agreement, Dr. Plotkin’s initial base salary is $350,000 and he is eligible to receive a discretionary annual bonus of up to 50% of his then applicable base salary.  Additionally, Dr. Plotkin received $20,000 in connection with signing the Plotkin Employment Agreement.  Dr. Plotkin will also be awarded options to purchase 120,000 shares of restricted common stock of the Company at an exercise price of $8.70 per share, a pro rata portion of which will vest quarterly during the 3 years following the effective date.

Effective May 20, 2013, the Company entered into an employment agreement with Marc L. Panoff (the “Panoff Employment Agreement”) pursuant to which Mr. Panoff was appointed as Chief Financial Officer and Chief Accounting Officer of the Company.

In accordance with the terms of the Panoff Employment Agreement, Mr. Panoff’s initial base salary is $230,000 and he is eligible to receive a discretionary annual bonus of up to 50% of his then applicable base salary.  Mr. Panoff will also be granted 120,000 units of restricted common stock of the Company, a pro rata portion of which will vest quarterly during the 3 years following the effective date.

In the second quarter of 2013, the Company, its Chief Executive Officer and a related party became party to a series of agreements to settle up to $2,286,511 of liabilities, which Company management believes are the primary obligation of the related party. The Company and the related party have entered into indemnification agreements whereby the related party has agreed to defend and hold the Company harmless against all such obligations and amounts, whether paid or unpaid, arising from these agreements. Notwithstanding the indemnification, the Company recorded a $2,286,511 charge to operations during the quarter ended June 30, 2013 that was offset by a corresponding liability of $1,691,400 for the difference between (a) the aggregate amount of all such settlements, and (b) $593,111 of cash and non-cash consideration that the Company paid to immediately settle a portion of the agreement on behalf of the related party. Of the total outstanding $1,691,400 settlement liability, $300,000 is past due, $713,900 was due in July 2013, and $677,500 was due in August 2013. The counter parties to these agreements reserve the right to demand payment at any time. The Chief Executive Officer also agreed to deliver or cause to be delivered 47,128 shares of common stock in the Company to one of the counter parties as a separate component of one of these agreements. Accordingly, the Company does not believe it is required to record a liability for the shared-based component of this specific agreement during the second quarter ended June 30, 2013. There is uncertainty as to whether the related party will have sufficient liquidity to repay the Company or fund the indemnification agreements should it become necessary.

Concurrent with the execution of such settlement agreements, the Company received promissory notes from the related party whereby the related party agreed to pay the Company the principal amount of $593,111 plus interest at an annualized rate of 5% as reimbursement of the payments that the Company made to settle a portion of the agreements.

The Company applied the accounting guidance provided in ASU 2013-04. The guidance in this update is effective for fiscal years beginning after December 15, 2013 with early adoption permitted.  The guidance in this update requires companies to measure obligations resulting from joint and several liability arrangements as the sum of the amount that the entity (a) has contractually agreed to pay, and (b) any additional amounts that the entity expects to pay on behalf of its co-obligors. The Company has recorded the full amount of the settlements as a charge to its operations due to uncertainty as to whether the related party will have sufficient liquidity to repay the Company or fund the indemnification agreements should it become necessary. Any amounts that the Company may recover under the note due from the related party or under the terms of the indemnification agreement, if in fact any amounts are recovered at all, would be characterized as a capital contribution at the date such payments are received.

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and there are no material subsequent events to report, other than those listed in the Note.